               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549

                            FORM  8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 24, 1996

Commission        Registrant, State of Incorporation,    I.R.S. Employer
File Number         Address and Telephone Number         Identification No.

1-1443            Central and South West Corporation        51-0007707
                  (A Delaware Corporation)
                  1616 Woodall Rodgers Freeway
                  Dallas, TX 75202-1234
                  (214) 777-1000

0-346             Central Power and Light Company           74-0550600
                  (A Texas Corporation)
                  539 North Carancahua Street
                  Corpus Christi, TX 78401-2802
                  (512) 881-5300

0-343             Public Service Company of Oklahoma        73-0410895
                  (An Oklahoma Corporation)
                  212 East 6th Street
                  Tulsa, Oklahoma 74119-1212
                  (918) 599-2000

1-3146            Southwestern Electric Power Company       72-0323455
                  (A Delaware Corporation)
                  428 Travis Street
                  Shreveport, Louisiana  71156-0001
                  (318) 222-2141

0-340             West Texas Utilities Company              75-0646790
                  (A Texas Corporation)
                  301 Cypress Street
                  Abilene, TX 79601-5820
                  (915) 674-7000

     This combined Form 8-K is separately filed by Central and South West Corporation, Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company and West Texas Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. Each registrant makes no representation as to information relating to the other registrants.


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Item 7. Financial Statements and Exhibits

(c) Exhibits.

      Exhibit 99.1 - News Release: Central and South West
Corporation and Subsidiaries report factors expected to affect second quarter earnings.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                       CENTRAL AND SOUTH WEST CORPORATION


Date:  June 24, 1996

                         By:   /s/  Lawrence B. Connors
                                    Lawrence B. Connors
                                    Controller





                         CENTRAL POWER AND LIGHT COMPANY
                        PUBLIC SERVICE COMPANY OF OKLAHOMA
                       SOUTHWESTERN ELECTRIC POWER COMPANY
                           WEST TEXAS UTILITIES COMPANY


Date:  June 24, 1996
                         By:   /s/  R. Russell Davis
                                    R. Russell Davis
                                    Controller